Exhibit 99.1

 Investor PresentationAugust 2022

 Forward Looking Statements  This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Corporation’s future economic, operational and financial performance and can be identified by the words or phrases “expect,” “anticipate,” “intend,” “should,” “would,” “will,” “plans,” “forecast,” “believe” and similar expressions. First BanCorp (the “Corporation” ) cautions readers not to place undue reliance on such statements, which speak only as of the date made, and advises readers that various factors, some of which are beyond our control, including, but not limited to, the uncertainties more fully discussed in Part I, Item 1A, “Risk Factors” of the Corporation’s Annual Report on 10-K for the year ended December 31, 2021 and the following, could cause actual results to differ materially from those expressed in, or implied by, such statements: the impact of rising interest rates and inflation on the Corporation, including a decrease in demand for new mortgage loan originations and refinancings, increased competition for borrowers, and an increase in non-interest expenses, which would have an impact on the Corporation’s margins and may have an adverse impact on origination volumes and financial performance; uncertainties relating to the impact of the COVID-19 pandemic, actions taken by governmental authorities in response thereto, and the impact of the pandemic on the Corporation’s business, operations, employees, credit quality, financial condition and net income; the Corporation’s ability to identify and prevent cyber-security incidents; risks associated with the Corporation’s acquisition of Banco Santander de Puerto Rico (“BSPR”) and any future business acquisitions or dispositions; uncertainty as to the ultimate outcome of the recently approved debt restructuring plan of Puerto Rico (“Plan of Adjustment” or “PoA”) and the 2022 Fiscal Plan for Puerto Rico as certified by the Financial Oversight and Management Board for Puerto Rico, or any revisions to it; changes in economic and business conditions, including those caused by the COVID-19 pandemic or other global or regional health crises as well as past or future natural disasters or geopolitical concerns, such as the ongoing conflict in Ukraine, that directly or indirectly affect the financial health of the Corporation’s customer base; the impact of a resumption of the slowing economy and increased unemployment or underemployment ; uncertainty as to the availability of certain funding sources; the effect of a resumption of deteriorating economic conditions in the real estate markets and the consumer and commercial sectors and their impact on the credit quality of the Corporation’s loans and other assets; the impact of changes in accounting standards or assumptions in applying those standards; the ability of FirstBank Puerto Rico (“FirstBank”) to realize the benefits of its net deferred tax assets; the ability of FirstBank to generate sufficient cash flow to make dividend payments to the Corporation; adverse changes in general economic conditions in Puerto Rico, the U.S., the U.S. Virgin Islands, and the British Virgin Islands, and disruptions in the U.S. capital markets; the effect of changes in the interest rate environment, including the cessation of the London Interbank Offered Rate; an adverse change in the Corporation’s ability to attract new clients, retain existing ones, and gain acceptance from current and prospective customers for new products and services, including those related to the offering of digital banking and financial services ; the risk that additional portions of the unrealized losses in the Corporation’s investment portfolio are determined to be credit-related; uncertainty about legislative, tax or regulatory changes that affect financial services companies in Puerto Rico, the U.S., and the U.S. and British Virgin Islands; changes in the fiscal and monetary policies and regulations of the U.S. federal government and the Puerto Rico and other governments; the risk of possible failure or circumvention of the Corporation’s internal controls and procedures and the risk that the Corporation’s risk management policies may not be adequate; the risk that the Federal Deposit Insurance Corporation (the “FDIC”) may increase the deposit insurance premium and/or require special assessments to replenish its insurance fund, causing an additional increase in the Corporation’s non-interest expenses; the impact of any of these uncertainties on the Corporation’s capital and declaration of dividends by the Corporation’s Board of Directors; uncertainty as to whether FirstBank will be able to continue to satisfy its regulators regarding, among other things, its asset quality, liquidity plans, maintenance of capital levels and compliance with applicable laws, regulations, and related requirements; and general competitive factors and industry consolidation. The Corporation does not undertake, and specifically disclaims any obligation, to update any forward-looking statements after the date of such statements, except as required by law.  Non-GAAP Financial Measures  In addition to the Corporation’s financial information presented in accordance with GAAP, management uses certain “non-GAAP” financial measures” within the meaning of Regulation G promulgated by the SEC, to clarify and enhance understanding of past performance and prospects for the future. Please refer to pages 19-21 for a reconciliation of GAAP to non-GAAP measures and calculations for the quarter ended June 30, 2022.

 Investment Merits  Strong Market Position & Scalable Platform Fully integrated and expanded franchise with a strong market position in a consolidated market with opportunities for enhanced market penetration while serving over 690,000 customers  Fortress Balance Sheet Liquidity, reserve coverage, and capital levels remain among the highest in the banking industry with ample coverage to weather the impact of disruptions caused by the pandemic  Economic Recovery Underway Puerto Rico will continue to benefit from both pandemic relief and disaster recovery funding; over $50 billion in obligated funds are still pending to be disbursed over the next years   Value Driving Capital Allocator Capital ratios remain among the highest in the banking industry; increased quarterly common dividend to $0.12/share in April 2022 and have repurchased $150 million through the second quarter 2022; $250 million in additional repurchases available under approved share repurchased program   Strong Core Performance Pre-tax, pre-provision income increased by 26% to $230.6 million during the first 6 months of 2022 when compared to the same period in 2021  1  2  3  4  5

 Franchise Overview  Founded in Puerto Rico in 1948   Headquartered in San Juan, Puerto Rico with operations in Eastern Caribbean and Florida  Second largest financial company in PR, with an attractive business mix and substantial loan market share in retail and commercial lending segments  Florida presence with focus on serving southeast Florida region (Miami-Dade and Broward counties)  One of the largest depository institution in the US Virgin Islands with over 30% deposit market share (net of government deposits)  Puerto Rico Region  Revenue: 88%  Loan Portfolio: 79%  Total Deposits: 80%  Florida Region  Revenue: 9%  Loan Portfolio: 17%  Total Deposits: 10%  Eastern   Caribbean Region  Revenue: 3%  Loan Portfolio: 4%  Total Deposits: 10%  Full-Service Banking Franchise Across Three Operating Regions

 Puerto Rico Market Share*  TOTAL LOANS  2ND  CORE DEPOSITS  3%  COMMERCIAL LENDING  AUTO & LEASING  2ND  2ND  2ND  CREDIT CARDS  2%  SMALL LOANS (<$5K)  PERSONAL LOANS  ATM TERMINALS (#)  BRANCHES  ACH TRANSACTIONS (#)  POS TRANSACTIONS ($)   MORTGAGE ORIGINATIONS  3%  2ND  2ND  2ND  2ND  2ND  2ND  3RD  2ND  FirstBank  Peers  Gap to Achieve 30% Market Share in Main Market  Leading Banking Institution in Puerto Rico Across All Business Segments and Services / Channels  * Market share data as of 1Q 2022 and excludes balances/transactions related to credit unions. “Auto & Leases” and “Small Loans (<$5K)” segments include loans related to other non-depository institutions.

Fortress Balance Sheet

1First BanCorp

1 Cash & Investments to Assets



43.9%
44.8%
44.1%
42.0%
38.0%
40.0%
2Q21
3Q21
4Q21
1Q22
Top Quartile Peer
2Q22

Ample liquidity to drive loan demand as economy continues reopening efforts

2 ACL to Total Loans HFI



2.9%
2.6%
2.4%
2.2%
0.9%
2.3%
2Q21
3Q21
4Q21
1Q22
Top Quartile Peer
2Q22

Strong reserve coverage on a well-diversified loan portfolio

3 Common Equity Tier-1 Ratio



17.3%
17.6%
17.8%
17.5%
14.7%
17.0%
2Q21
3Q21
4Q21
1Q22
Top Quartile Peer
2Q22

Capital ratios among the highest in the banking sector and above regulatory "Well-Capitalized" guidelines

4 Pre-Tax Pre-Provision Income

$ millions



+22.9%
$96.6
$103.6
$104.9
$111.8
$118.8
2Q21
3Q21
4Q21
1Q22
2Q22

Strong pre-tax pre-provision income generating capacity

Note: Peer group consists of U.S. banks with assets between $10 billion and $25 billion. Top quartile as of 1Q 2022 as per S&P Global Market Intelligence.

| 6

 Financial ReviewSecond Quarter 2022 Financial Results

SECOND QUARTER 2022
OPERATING ENVIRONMENT AND FRANCHISE HIGHLIGHTS

1 First BanCorp

1 Uncertain global macro mitigated by strong tailwinds in PR

- Steady improvement in labor market dynamics; labor force above pre-pandemic levels and unemployment rate reached a multi-decade low of 6.2% as of May 2022
- Economic Activity Index sustaining upward trend; May 2022 print 3.2% above same month last year
- Favorable government fiscal position driven by rise in tax collections and resolution of debt restructuring process
- Remaining obligated disaster recovery and pandemic funding (~$50 billion); over $860 million in disaster relief funds have been disbursed during the first five months of 2022 (36% above the same period in 2021)[1]

PR Economic Activity Index (EAI)


YoY Change
+4%
123.7
121.2
111.5
115.5
118.4
120.3
121.4
122.7
124.2
125.1
125.7
+1.2%
-0.9%
-9.2%
-6.1%
-4.3%
-0.7%
+8.8%
+6.2%
+4.9%
+4.0%
+3.2%
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
May-22

[1]*Source: Recovery Support Function Leadership Group,* https://recovery.fema.gov/rsflg-monthly-data

2 Core Franchise Highlights

- Record pre-tax pre-provision income of $118.8 million, up 6.2% vs 1Q 2022 and 22.9% vs 2Q 2021
- Linked quarter loan growth of $144 million net of PPP; strategically grew all targeted portfolios and registered strong originations
- Repurchased $100 million of common stock through open market transactions under the $350 million approved stock repurchase program
- Ample capital position to continue growing franchise and delivering value to shareholders

3 Progress on Omnichannel Strategy

- Digital engagement continued to improve with *Retail Digital Banking* registered users growing by 3.8% during the quarter while continuing to captured over 40% of all deposit transactions through digital and self-service channels
- Mobile *Business Digital Banking* registered users increased by 50% since the application was launched in April of this year
- Partnered with established fintech firm to provide fully digital commercial lending platform for small business segment
- Digital penetration continues to increase across all platforms facilitating the expansion of distribution reach beyond traditional channels
- Identified additional branch rationalization opportunities for the 2H 2022

| 8

 Second Quarter 2022Performance Highlights  Profitability  Net income of $74.7 million ($0.38 per diluted share) compared to $82.6 million ($0.41 per diluted share) in 1Q 2022  Income before income taxes of $108.8 million, compared to $125.6 million in 1Q 2022  On a non-GAAP basis, adjusted pre-tax, pre-provision income of $118.8 million, compared to $111.8 million in 1Q 2022  Net interest income increased to $196.2 million, compared to $185.6 million in 1Q 2022; margin expanded by 19 bps to 4.00%  Provision for credit losses was an expense of $10.0 million, compared to a net benefit of $13.8 million in 1Q 2022  Non-performing assets (NPA) decreased by $9.0 million to $147.5 million as of 2Q 2022, compared to $156.5 million as of 1Q 2022; NPAs stand at 0.76% of total assets  The ratio of the ACL for loans and finance leases to total loans held for investment was 2.25% as of 2Q 2022 compared to 2.21% as of 1Q 2022  Asset Quality  Continued to return capital to shareholders demonstrating the strength of our balance sheet and our commitment to increasing shareholder value  Executed $100 million in common stock repurchases during 2Q 2022  Ample capital position with a Common Equity Tier-1 ratio of 17.0% in 2Q 2022  Capital

SECOND QUARTER 2022

BALANCE SHEET METRICS - LOANS AND DEPOSITS

1First BanCorp

Loan Portfolio ($MM)


$11,421
$33
$2,718
$3,254
$177
$4,890
$349
2Q 2021
$11,171
$31
$2,806
$3,095
$170
$4,851
$218
3Q 2021
$11,096
$35
$2,888
$2,979
$139
$4,910
$145
4Q 2021
$11,126
$28
$2,976
$2,892
$112
$5,028
$90
1Q 2022
$11,229
$23
$3,107
$2,852
$115
$5,084
$49
2Q 2022
Loans HFS
Consumer
Residential
Construction
Commercial (Ex. PPP)
PPP

Loan Originations ($MM)[1]


$1,278
$274
$101
$157
$23
$724
2Q 2021
$1,201
$294
$111
$147
$24
$624
3Q 2021
$1,431
$290
$117
$155
$32
$837
4Q 2021
$1,187
$317
$110
$123
$20
$618
1Q 2022
$1,484
$357
$126
$127
$47
$828
2Q 2022
Consumer
Credit Cards
Residential
Construction
Commercial

2Q 2022 Key Highlights

- Total loans grew by $103.9 million to $11.2 billion driven by an increase of $130.7 million in consumer loans and $18.5 million in commercial and construction loans, partially offset by an $45.3 million reduction in residential mortgage loans
  - Commercial and Construction loans, excluding a $40.3 million reduction in Small Business Administration Paycheck Protection Program ("PPP") loans, increased by $58.8 million
- Loan originations (other than credit card utilization activity) amounted to $1.4 billion, up $280.8 million during the quarter reflecting higher commercial, construction, and consumer loan originations
- Deposits (net of brokered CDs and government deposits) decreased by $360.2 million to $14.1 billion as of 2Q 2022

Core Deposits ($MM)[2]


$17,932
$3,866
$2,408
$5,721
$5,937
2Q 2021
$17,876
$3,520
$2,275
$5,956
$6,125
3Q 2021
$17,684
$3,266
$2,135
$6,126
$6,157
4Q 2021
$17,250
$2,776
$2,007
$6,018
$6,449
1Q 2022
$17,066
$2,952
$1,842
$5,906
$6,366
2Q 2022
Public Funds
CDs & IRAs
Commercial
Retail

(1) *Loan Originations include refinancing and renewals, as well as credit card utilization activity*
(2) *Core Deposits exclude brokered CDs*

| 10

 Second Quarter 2022 HighlightsDiscussion of Results  Income Statement  Selected Financial Data

SECOND QUARTER 2022 HIGHLIGHTS
PROFITABILITY DYNAMICS

1First BanCorp

Net Interest Income ($MM)


$184.8
$184.7
$184.1
$185.6
$196.2
3.81%
3.60%
3.61%
3.81%
4.00%
2Q21
3Q21
4Q21
1Q22
2Q22
Net Interest Income ($)
Net Interest Margin (GAAP %)

- Net interest income increased by 5.7% to $196.2 million, compared to $185.6 million in 1Q 2022 mainly due to:
  - A $3.2 million increase in interest income on investments, a $5.5 million increase in interest income on loans, and a $2.1 million increase in interest income from cash balances maintained at the Fed
- Net interest margin expanded to 4.00% compared to 3.81% in 1Q 2022; primarily attributable to the effects of a higher interest rate environment on variable-rate commercial loans, interest-bearing cash balances at the FED and the level MBS prepayments, as well as higher reinvestment yields in the investment securities portfolio

Non-Interest Income ($MM)


$29.9
$29.9
$30.4
$32.9
$30.9
$14.7
$15.2
$15.7
$18.3
$17.4
$6.4
$6.1
$5.2
$5.2
$4.1
$8.8
$8.7
$9.5
$9.4
$9.5
2Q21
3Q21
4Q21
1Q22
2Q22
Other
Mortgage Banking
Service Charges on Deposits

- Non-interest income decreased by $2.0 million to $30.9 million for the second quarter of 2022, compared to $32.9 million for the first quarter of 2022
  - The decrease was mostly driven by a $2.3 million decrease in insurance income related to seasonal contingent insurance commissions of $3.0 million recognized in the first quarter of 2022 and a $1.1 million decrease in revenues from mortgage banking activities attributed to a decrease in net realized gains on sales of residential mortgage loans in the secondary market due to a lower volume of sales

| 12

 Second Quarter 2022 HighlightsProfitability Dynamics  100  125  110  -5  105  120  135  0  115  60  65  95  130  70  85  75  80  90  2Q22  3Q21  1Q22  $106.7  $108.3  $1.9  $130.2  $111.5  $68.5  2Q21  -$0.8  $2.3  $62.4  -$0.8  $60.7  4Q21  $0.2  -$0.4  $0.0  $56.9  $0.0  $57.4  $114.0  Other Operating Expenses  Payroll Related  Credit Related  Merger Related  Non-interest expenses amounted to $108.3 million in 2Q 2022, an increase of $1.5 million from 1Q 2022; the increase reflects the following variances:  A $1.8 million increase in employee compensation, a $1.7 million increase in credit card processing expenses, and a $1.4 million increase in outsourced technology costs and other consulting expenses on technology projects  Partially offset by a $1.5 million decrease in expenses related to the reversal of a sundry loss reserve triggered by the resolution of an operational loss during 2Q 2022, a $0.9 million decrease in occupancy and equipment costs, and a $0.8 million increase in net gains on OREO  Non-Interest Expenses ($MM)  2Q 2021  3Q 2021  4Q 2021  1Q 2022  2Q 2022  Efficiency Ratio (%)  Efficiency ratio for the quarter continued to decrease reaching 47.7%, below our operational target of 52%  We expect our efficiency ratio to gradually increase towards the 50% mark during the year as we begin to see a normalization of our vacancy levels and increase in our capital projects-related expenses

 Second Quarter 2022 Highlightsasset Quality  Non-Performing Assets ($ in Millions)  $158  1.20%  2Q21  0.81%  0.76%  3Q21  $147  4Q21  0.79%  1Q22  0.76%  2Q22  $256  $172  $156  Repossessed Assets and Other  NPAs/Assets  Loans HFI  $6  $10  $9  $6  2Q 2021  $158  $11  $10  3Q 2021  $3  4Q 2021  $3  1Q 2022  $10  $2  2Q 2022  $156  $256  $172  $147  OREO  Consumer  Residential  Construction  Commercial  Total non-performing assets decreased by $9.0 million to $147 million as of 2Q 2022 or 0.76% of total assets  The decrease in NPAs was primarily driven by:  A $4.2 million decrease in nonaccrual residential mortgage loans, mainly related to $5.3 million of loans restored to accrual status, $1.6 million of collections, and $1.2 million of loans transferred to OREO, partially offset by inflows of $4.4 million  A $3.0 million decrease in nonaccrual commercial and construction loans mainly related to payoffs and paydowns received during the second quarter  A $1.2 million decrease in the OREO portfolio balance, mainly in the Puerto Rico region  Inflows to nonaccrual loans held for investment were $16.4 million, a $5.2 million decrease compared to inflows of $21.6 million in the first quarter of 2022

SECOND QUARTER 2022 HIGHLIGHTS

ACL LEVELS AND CAPITAL POSITION

1 First BanCorp

Evolution of ACL ($ in Millions) and ACL on Loans to Total Loans (%)


$155
$0
$0
$155
1.7%
$248
$4
$8
$236
2.6%
$373
$4
$10
$359
3.2%
$340
$3
$12
$325
2.9%
$300
$2
$10
$288
2.6%
$280
$2
$10
$269
2.5%
$260
$1
$13
$245
2.2%
$264
$2
$10
$252
2.3%
2019
Day-1 CECL
1Q 21
2Q 21
3Q 21
4Q 21
1Q 22
2Q 22
Off-BS Credit Exposure
Loans
Debt Securities
ACL on Loans/Loans (Excl. PPP)

- The allowance for credit losses (ACL) on loans and leases increased by $6.7 million during 2Q 2022 to $252 million
- The ratio of the ACL for loans and finance leases to total loans held for investment was 2.25% as of 2Q 2022, compared to 2.21% as of 1Q 2022

Capital Ratios


20.4%
17.6%
17.3%
10.5%
9.8%
20.7%
17.9%
17.6%
10.2%
9.9%
20.5%
17.8%
17.8%
10.1%
9.8%
20.2%
17.5%
17.5%
10.4%
8.6%
19.7%
17.0%
17.0%
10.2%
7.7%
2Q 2021
3Q 2021
4Q 2021
1Q 2022
2Q 2022
Total Risk-Based Capital
Leverage
Tangible Common
Tier-1 Capital
Tier-1 Common

- Total stockholders' equity amounted to $1.6 billion as of 2Q 2022, a decrease of $223.2 million from 1Q 2022; decrease was driven by: (1) the repurchase of 7.07 million of shares of common stock for a total purchase price of approximately $100 million, and (2) a $176 million decrease in the fair value of available-for-sale investment securities recorded as part of Other comprehensive income (loss) in the consolidated statements of financial condition
  - These variances were partially offset by earnings generated 2Q 2022
- As of 2Q 2022, capital ratios exceeded the required regulatory levels for bank holding companies and well-capitalized banks

| 15

 Exhibits and Non-GAAP Financial Measures

 Second Quarter 2022 HighlightsPuerto Rico Government Exposure  ($ in millions)  As of 2Q 2022, the Corporation had $353.2 million of direct exposure to the Puerto Rico Government, its municipalities and public corporations, compared to $356.8 million as of 1Q 2022  88% of direct government exposure is to municipalities, which are supported by assigned property tax revenues and municipal revenues or special obligation bonds  Government Loans  Government deposits  As of 2Q 2022, the Corporation had $2.3 billion of public sector deposits in Puerto Rico, compared to $2.3 billion as of 1Q 2021  Approximately 26% is from municipalities in Puerto Rico and 74% is from public corporations, the Puerto Rico central government and agencies, and U.S. federal government agencies in Puerto Rico

 Second Quarter 2022 Highlights NPL Migration

 Second Quarter 2022 HighlightsUse of Non-GAAP Financial Measures  Basis of Presentation  Use of Non-GAAP Financial Measures   This presentation contains non-GAAP financial measures. Non-GAAP financial measures are used when management believes they will be helpful to an understanding of the Corporation’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the comparable GAAP financial measure, can be found in the text or in the attached tables to this earnings presentation. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.   Tangible Common Equity Ratio and Tangible Book Value per Common Share   The tangible common equity ratio and tangible book value per common share are non-GAAP financial measures generally used by the financial community to evaluate capital adequacy. Tangible common equity is total equity less preferred equity, goodwill, core deposit intangibles, and other intangibles, such as the purchased credit card relationship intangible and the insurance customer relationship intangible. Tangible assets are total assets less goodwill, core deposit intangibles, and other intangibles, such as the purchased credit card relationship intangible and the insurance customer relationship intangible. Management and many stock analysts use the tangible common equity ratio and tangible book value per common share in conjunction with more traditional bank capital ratios to compare the capital adequacy of banking organizations with significant amounts of goodwill or other intangible assets, typically stemming from the use of the purchase method of accounting for mergers and acquisitions. Accordingly, the Corporation believes that disclosures of these financial measures may be useful also to investors. Neither tangible common equity nor tangible assets, or the related measures should be considered in isolation or as a substitute for stockholders’ equity, total assets, or any other measure calculated in accordance with GAAP. Moreover, the way the Corporation calculates its tangible common equity, tangible assets, and any other related measures may differ from that of other companies reporting measures with similar names.

 Second Quarter 2022 HighlightsUse of Non-GAAP Financial Measures  Basis of Presentation  Use of Non-GAAP Financial Measures   This presentation contains non-GAAP financial measures. Non-GAAP financial measures are used when management believes they will be helpful to an understanding of the Corporation’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the comparable GAAP financial measure, can be found in the text or in the attached tables to this earnings presentation. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.   Adjusted Pre-Tax, Pre-Provision Income  Adjusted pre-tax, pre-provision income is a non-GAAP performance metric that management uses and believes that investors may find useful in analyzing underlying performance trends, particularly in times of economic stress. Adjusted pre-tax, pre-provision income, as defined by management, represents net income excluding income tax expense (benefit), the provision for credit losses expense (benefit), as well as certain items that management believes are not reflective of core operating performance or that are not expected to reoccur with any regularity or reoccur at uncertain times and amounts.

 Second Quarter 2022 HighlightsUse of Non-GAAP Financial Measures  Basis of Presentation  Use of Non-GAAP Financial Measures   This presentation contains non-GAAP financial measures. Non-GAAP financial measures are used when management believes they will be helpful to an understanding of the Corporation’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the comparable GAAP financial measure, can be found in the text or in the attached tables to this earnings presentation. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.   The financial results include the following significant items that management believes are not reflective of core operating performance, are not expected to reoccur with any regularity or may reoccur at uncertain times and in uncertain amounts (the “Special Items”):  Quarter ended June 30, 2021  Merger and restructuring costs of $11.0 million ($6.9 million after-tax) in connection with the BSPR acquisition integration process and related restructuring initiatives. Merger and restructuring costs in the second quarter of 2021 included approximately $1.7 million related to voluntary employee separation programs implemented in the Puerto Rico region and approximately $2.1 million related to service contracts cancellation penalties. In addition, merger and restructuring costs included expenses related to system conversions and other integration related efforts, and accelerated depreciation charges related to planned closures and consolidation of branches in accordance with the Corporation’s integration and restructuring plan.  Costs of $1.1 million ($0.7 million after-tax) related to the COVID-19 pandemic response efforts, primarily costs related to additional cleaning, safety materials, and security measures.   The following table the reported net income to adjusted net income, a non-GAAP financial measure that excludes the Special Items identified above:

 Appendix

PUERTO RICO DISASTER RECOVERY AND PANDEMIC RELIEF FUNDING
OVERVIEW

Disaster Recovery Funding[1]

$ in millions



$63,073
$20,347
(32%)
$42,726
(68%)
Obligated Funds
Disbursed Funds
Remaining Funds
$5,400
(9%)
$18,328
(29%)
$28,616
(45%)
$10,730
(17%)
$3,663
(18%)
$5,511
(27%)
$885
(4%)
$10,287
(51%)
$1,737
(4%)
$17,442
(41%)
$23,105
(54%)
$442
(1%)
FEMA Public Assistance
FEMA Other
CDBG
Other

Pandemic Relief Funding[2][3][4]

$ in millions



$42,342
$33,056
(78%)
$9,287
(22%)
Obligated Funds
Disbursed Funds
Remaining Funds
$2,919
(7%)
$4,221
(10%)
$10,218
(24%)
$6,307
(15%)
$8,018
(19%)
$7,819
(18%)
$2,840
(7%)
$3,063
(9%)
$1,750
(5%)
$2,919
(9%)
$10,218
(31%)
$4,248
(13%)
$2,840
(9%)
$8,018
(24%)
$1,158
(12%)
$3,571
(38%)
$4,557
(49%)
Unemp. Ins.
EIPs ($1,200/$600/$1,400)
PPP
State & Local Support
Edu. Stabilization Fund
EIDL
Other

[1] Source: Recovery Support Function Leadership Group (RSFLG), https://recovery.fema.gov/rsflg-monthly-data

[2] Sources: COR3, USASpending.gov, SBA, U.S. Department of Labor, HHS' TAGGS, and AAFAF
[3] Unemployment insurance includes $1.39 billion in regular UI benefits
[4] Economic Injury Disaster Loan (EIDL) data is based on approved amounts (included in the Other category)

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Puerto Rico Recovery Funding

Disaster Recovery Funds | FEMA Funding Overview[1]

Disaster Recovery Obligated Funds

$ in billions


FEMA
HUD
Other
$5.4 (9%)
$18.3 (29%)
$39.3 (62%)

FEMA's Obligated Funds


$39.3
Individual Assist. & Other
$3.0 (8%)
94% disbursed as of July 2022
$28.6 (73%)
Public Assistance
97% disbursed as of July 2022
Operations & Admin.
$7.7 (20%)
FEMA Funding


81% disbursed as of July 2022
$5.7 (20%)
$22.9 (80%)
Emergency Work
Permanent Work

FEMA's Permanent Work Overview

Permanent Work by Category	Obligated Funds	% of Total
Category C - Roads and Bridges	$1,502,207,311	7%
Category D - Water Control Facilities	43,354,249	0%
Category E - Buildings and Equipment	5,718,158,766	25%
Category F - Utilities	13,166,976,314	57%
Category G - Parks, Recreational, Others	1,023,203,551	4%
Category Z - Direct Administrative Cost	804,824,527	4%
Category Z - State Management Cost	651,967,745	3%
Total	$22,910,692,463	100%


Disbursed
Remaining
$0.9 (4%)
$22.0 (96%)

- There are two major federal agencies that combined are expected to provide over 90% of the Disaster Relief Funding currently obligated to Puerto Rico: FEMA & HUD
- FEMA's recovery framework can be segregated into two major programs:
  - Public Assistance (PA) programs: this is FEMA's largest program as it covers a wide spectrum of areas, which can be divided into two major categories, Emergency Work and Permanent Work (most of the programs under the former have already been completed)
  - Individual Assistance (IA) programs: this is FEMA's second largest program and its primarily geared towards immediate needs and housing assistance in the aftermath of the disaster
- As of July 2022, there were $22.9 billion in *Obligated* funding under the PA's Permanent Work programs of which only $899 million (4%) had been disbursed

FEMA's Disbursements Trend | Permanent Work

$ in millions


As of July 2022, $899 million (or 4% of total obligated funds) had been disbursed for Permanent Work projects - over 75% of such amount was disbursed during the first 7 months of 2022
$0.2
$0.5
$3.3
$2.3
$1.3
$3.5
$18.5
$35.1
$23.8
$29.1
$23.6
$19.5
$23.3
$25.0
$46.3
$161.2
$482.1
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
Jul-22

(1) Sources: COR3

| 24

Puerto Rico Recovery Funding
Disaster Recovery Funds | HUD's Funding Overview

1First BanCorp

Disaster Recovery Obligated Funds

HUD's Obligated Funds



$ in billions
FEMA
HUD
Other
$39.3
(62%)
$18.3
(29%)
$5.4
(9%)
$18.3
Third Allocation (1/27/2020)
$0.3
(2%)
$16.5
(90%)
Second Allocation (8/14/2018)
First Allocation (2/9/2018)
$1.5
(8%)
HUD Funding
CDBG-DR
CDBG-MIT
$10.0
(55%)
$8.3
(45%)

HUD's CDBG Overview

Sector	CDBG-DR	CDBG-MIT	Total CDBG	% of Total
Housing	$5,093,280,619	$2,000,896,086	$7,094,176,705	39%
Eocnomic Recovery	1,317,500,000	-	$1,317,500,000	7%
Infrastructure	1,500,000,000	4,566,451,166	$6,066,451,166	33%
Multi-Sector	1,298,000,000	1,128,816,696	$2,426,816,696	13%
Planning	296,743,850	174,855,852	$471,599,702	3%
Administrative	500,290,761	450,688,200	$950,978,961	5%
Total	**$10,005,815,230**	**$8,321,708,000**	**$18,327,523,230**	**100%**



Disbursed
Remaining
$0.9
(5%)
$17.4
(95%)

- There are two major federal agencies that combined are expected to provide over 90% of the Disaster Relief Funding currently obligated to Puerto Rico: FEMA & HUD
- HUD's Community Development Block Grant (CDBG) programs include the Disaster Recovery program (CDBG-DR) and the Mitigation program (CDBG-MIT)
  - CDBG-DR grants provide housing, infrastructure, and economic revitalization assistance to impacted areas
  - CDBG-MIT program provides additional funding to increase resilience to disasters by lessening the impact of future disasters
- As of May 31, 2022, there were $18.3 billion in *Obligated* funding under the CDBG programs of which only $885 million (5%) had been disbursed

HUD's Quarterly Disbursements Trend | CDBG



First Allocation
Second Allocation
$ in millions
As of May 2022, $885 million (or 5% of total obligated funds) had been disbursed for CDBG projects - over 60% of such amount has been disbursed over the past 12 months and over 30% during the first 5 months of 2022
$0
$0
$2
$9
$15
$41
$45
$38
$1
$38
$69
$12
$57
$113
$21
$92
$128
$27
$101
$147
$42
$106
$168
$59
$109
$180
$78
$102
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
May-22*

**For comparability purposes, disbursements shown for May 2022 are based on the 3-month period ended May 31, 2022*

| 25

Puerto Rico Labor Market ConditionsEmployment Trends  Total Nonfarm Payroll Employment | 5-Year Trend  Total Nonfarm Payroll Employment | Month-over-Month Change  Sources: U.S. Bureau of Labor Statistics; U.S. Employment and Training Administration  In thousands; seasonally adjusted  January 2017 – June 2022  Nonfarm Emp. | Puerto Rico vs. US  Indexed (Dec-2019 = 100)  2020  2021  2022  PR  US  Private vs. Public Sector Emp. | PR  In thousands; seasonally adjusted  950  2017  2018  2019  2020  2021  750  2022  800  850  900  +25  COVID-19  Jobs Recovered by Industry | PR  Indexed (Dec-2019 = 100)  2021  2020  2022  Private  Public  Hurricane María  Initial vs. Continued Claims | PR  In thousands; not seasonally adjusted  0  2022  2020  40  100  2021  200  300  0  20  60  80  Continued  Initial  Trade, Transp. & Utilities  Financial Activities  Construction  Leisure & Hosp.  Prof. & Bus. Services  Manufacturing  Edu. & Health Serv.  Other Services  Information  Private Sector Only (Mar-20 – Jun-22)  In thousands  May-20  Jan-20  Feb-20  Mar-20  Apr-20  Jun-20  Jul-20  Sep-20  Aug-20  20  Oct-20  Jun-21  Nov-20  Oct-21  Mar-21  Dec-20  Jan-21  Feb-21  Apr-21  May-21  Jul-21  Aug-21  Nov-21  Jun-22  Dec-21  Jan-22  Feb-22  Mar-22  Sep-21  Apr-22  May-22  0  -121  27

 Labor Market ConditionsPuerto Rico | Labor Force and Unemployment Rate  Unemployment Rate| 5-Year Trend as of June 2022  Civilian Labor Force and Total Employment| 5-Year Trend  Sources: U.S. Bureau of Labor Statistics Household Survey  %; seasonally adjusted  January 2002 – June 2022  In thousands; seasonally adjusted  Jan-19  Jul-19  Jan-18  Jul-18  Jul-20  Jan-20  Jan-21  Jul-21  Jan-22  Jul-22  7.6%  1,220  940  980  1,000  1,060  1,080  1,160  1,100  1,140  1,180  1,020  Jan-19  Jan-18  Jul-19  Jan-20  Jul-20  Jan-21  Jul-21  1,040  Jul-18  1,120  Jul-22  960  1,200  Jan-22  1,115  1,200  1,011  1,141  963  1,126  1,060  Total Employment  Labor Force

 Other Economic IndicatorsConsumer Confidence and Airport Passenger Activity  Sales and Use Tax (millions)  Consumer Price Index (%)  5-yr average trend (2016-2020*): 118.4  797  March   January  February   481  April  May  1,010  752  June  683  726  952  888  753  532  747  821  918  766  776  896  944  888  +40.5%  +50.8%  +22.1%  +16.0%  +5.3%  -5.8%  2019  2022  2021  Total Retail Sales ($ Billions)  Auto Unit Sales (000s)  Government Collections ($ Billions)  Sales and Use Tax ($ Billions)  Consumer Price Index (%)  Passenger Movement at SJU (# Thousands)  6  -2  29  5  0  9  -7  30  4  1  27  2  3  -9  7  8  -5  9  23  10  11  1  12  21  -4  13  14  15  14  6  17  16  0  18  19  25  21  20  32  22  24  -6  26  28  11  31  37  33  5  34  35  -1  36  -8  -3  2  15  3  16  4  7  8  10  12  13  17  18  19  20  22  2018  2016  2013  2014  -1.5%  21.2%  2015  2.6%  2017  13.6%  -8.5%  2019  -1.4%  2020  2021  $28.1  $28.8  $28.4  $28.7  $29.5  $33.5  $30.6  $30.2  $36.6  Retail Sales  YoY %  18  -12  21  3.5  0.5  15  -10  -5  5  0.0  -13  -14  3.0  1.0  1.5  2.0  2.5  9.5  4.0  7.5  4.5  11.5  5.0  2  5.5  6.0  10  6.5  7.0  23  8.0  8.5  4  -7  12.5  9.0  19  10.0  10.5  11.0  12.0  24  -16  25  20  22  -15  1  -11  16  -9  7  -8  14  -6  -4  -3  -2  -1  0  3  6  8  9  12  11  13  17  2016  2018  $9.8  $10.0  2015  -1.7%  2013  2014  -2.0%  2017  -0.3%  21.2%  2019  2020  24.2%  2021  $9.1  $9.6  $9.4  $9.7  $9.8  $11.9  $12.4  Gross GF Revenues  YoY %  Fiscal Year  Calendar Year  0.6  2.7  0.95  3.2  2.4  0.50  0.0  1.9  0.1  0.2  3.1  1.6  0.3  0.4  0.5  0.7  0.8  0.9  1.0  1.1  1.2  2.1  0.55  3.0  1.3  1.4  1.5  1.7  1.8  2.0  2.2  2.6  2.3  2.5  2.8  2.9  0.65  0.00  1.00  0.75  0.85  0.10  0.15  0.20  0.25  0.30  0.35  0.40  0.45  0.05  0.60  0.70  0.80  0.90  $1.2  $2.8  $3.1  2015  2016  2017  2018  2019  2020  2021  2013  $1.2  $1.4  $2.4  2014  $2.5  $2.5  $2.2  +11.21%  SUT Collections  55  1.00  0.35  0.95  0.80  75  80  0  90  0.00  95  0.30  0.40  100  110  115  0.05  0.60  0.10  0.15  0.20  0.70  0.50  0.25  120  0.45  0.55  105  0.65  0.75  0.85  125  0.90  130  85  5  10  15  20  25  30  35  40  45  50  60  65  70  2021  2018  2019  2016  2015  2013  84.1  2014  95.0  129.1  2020  2017  100.6  88.2  81.4  86.1  107.9  106.6  +21.12%  Auto Sales  0.20  0.75  0.50  0.30  0.65  0.90  0.25  1.00  0.00  0.05  0.35  0.10  0.40  0.15  0.45  0.55  0.60  0.95  0.85  0.70  0.80  Sep-21  Aug-21  Jun-21  Dec-21  Jul-21  Feb-22  Oct-21  Nov-21  Jan-22  Mar-22  Apr-22  May-22  Jun-22  YoY Change in CPI  Fiscal Year